UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Amendment No. 1 to
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 7, 2010

PHARMATHENE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 450, Annapolis, Maryland	21401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (410) 269-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

PharmAthene, Inc. is filing this Amendment No. 1 to its Current Report on Form 8-K, initially filed on April 8, 2010, to attach as an exhibit the opinion of its counsel as to the legality of the securities registered and being issued.

(d) The following exhibits are filed herewith:

No.	Description

1.1	Placement Agency Agreement dated as of April 7, 2010 by and among the Company and Roth Capital Partners, LLC*

5.1	Opinion of Sonnenschein Nath & Rosenthal LLP

10.1	Form of Securities Purchase Agreement dated as of April 7, 2010 between the Company and the Investor*

10.2	Form of Warrant*

23.1	Consent of Sonnenschein Nath & Rosenthal LLP (contained in Exhibit 5.1)

99.1	Press Release dated April 8, 2010*

*   Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMATHENE, INC. (Registrant)

Date: April 12, 2010	By:	/s/ Charles A. Reinhart III
Charles A. Reinhart III
Senior Vice President and Chief Financial Officer